Commitments	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments

Note 20. Commitments

Unconditional Purchase Obligation

In connection with the termination of its data center services arrangement under the Digital Storage Solutions (DSS) agreement, the Company entered into a contractual commitment with Andrew Sjoquist Enterprises (ASE), a managed service provider. Under the termination arrangement, the Company is required to utilize services from ASE totaling approximately AUD$400 thousand over the next five years.

The commitment is noncancelable and qualifies as an Unconditional Purchase Obligation under ASC 440-10-50. As of December 31, 2025, no liability has been recognized, as the obligation represents future purchases of services expected to benefit the Company. The Company will disclose in future periods any material changes or if the commitment becomes onerous.

Data Center Services Commitment

The Group has entered into service orders with NEXTDC pursuant to a Master Services Agreement dated 1 November 2022 for the provision of data center whitespace and power capacity. During the year, the Group activated additional contracted power capacity of 600kW and amended its existing allocation.

At December 31, 2025, the Group has remaining contracted capacity of 40MW under phased deployment arrangements. Service commencement dates and establishment fees are subject to agreement in accordance with the underlying service orders. Monthly recurring fees are based on contracted kilowatt capacity.